EXHIBIT 99.1

PRESS RELEASE ISSUED JUNE 8, 2011

FOR IMMEDIATE RELEASE	FOR INFORMATION CONTACT:
June 9, 2011	Alexis Cain 205-949-3426

SERVISFIRST BANCSHARES, INC.
RECEIVES TOP RANKING IN MULTIPLE CATEGORIES BY
AMERICAN BANKER

BIRMINGHAM, AL – ServisFirst Bancshares Inc. has been listed by American Banker as the 20th “Most Efficient Bank Holding Company” reported as of May 25, 2011. American Banker also ranked ServisFirst Bancshares as 44th in “Banking Companies with Highest Multiples of Net Income to Salary, Benefits,” reported as of June 1, 2011.  Both rankings include the top 150 banks for each category in the United States for 2010.  No other Alabama-based banks were included in either ranking.

“To know that ServisFirst is recognized nationally in multiple categories is an honor,” said Tom Broughton, CEO and President of ServisFirst Bank. “We have a very talented team working at ServisFirst, and we are always committed to excellence and to putting our customers’ needs first.”

ABOUT SERVISFIRST BANK:
ServisFirst Bank is a full-service bank focused on commercial banking, cash management, private banking and the professional consumer market, emphasizing competitive products, state-of-the-art technology and a focus on quality service.  Recently, the bank announced its benchmark of success of accumulating over $1.8 billion in assets with no brokered deposits. The bank offers sophisticated cash management products, Internet banking, home mortgage lending, correspondent banking, remote deposit express service and highly competitive rates.

ServisFirst Bank was formed in Birmingham in May 2005, opened ServisFirst Bank Huntsville in August 2006, ServisFirst Bank Montgomery in June 2007, ServisFirst Bank Dothan in September 2008, and ServisFirst Bank Pensacola in April 2011.  More information about ServisFirst Bank may be obtained at www.servisfirstbank.com.

ABOUT SERVISFIRST BANCSHARES:
ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Alabama; Huntsville, Alabama; Montgomery, Alabama; Dothan, Alabama; and Pensacola, Florida.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements, including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectibility of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions.  The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares may be obtained over the Internet at www.servisfirstbancshares.com or by calling (205) 949-0302.

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